EnPro Industries, Inc.

Consolidated Statements of Operations (Unaudited)

For the Quarters and Six Months Ended June 30, 2013 and 2012
(Stated in Millions of Dollars, Except Per Share Data)

	Quarters Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Net sales	$305.8	$301.7	$592.7	613.2
Cost of sales	196.6	198.7	389.3	403.0
Gross profit	109.2	103.0	203.4	210.2
Operating expenses:
Selling, general and administrative	75.6	75.8	148.2	149.3
Other	2.8	0.8	3.7	2.3
Total operating expenses	78.4	76.6	151.9	151.6
Operating income	30.8	26.4	51.5	58.6
Interest expense	(11.3)	(10.9)	(22.4)	(21.6)
Interest income	0.3	0.1	0.4	0.2
Other expense	(6.3)	(0.5)	(6.3)	(0.5)
Income before income taxes	13.5	15.1	23.2	36.7
Income tax expense	(5.5)	(4.9)	(6.6)	(12.7)
Net income	$8.0	$10.2	16.6	$24.0
Basic earnings per share	$0.39	$0.50	$0.80	$1.16
Average common shares outstanding (millions)	20.7	20.7	20.7	20.6
Diluted earnings per share	$0.35	$0.47	$0.74	$1.11
Average common shares outstanding (millions)	22.5	21.8	22.4	21.6

EnPro Industries, Inc.

Consolidated Statements of Cash Flows (Unaudited)

For the Six Months Ended June 30, 2013 and 2012
(Stated in Millions of Dollars)

	2013	2012
Operating activities
Net income	$16.6	$24.0
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14.8	13.7
Amortization	13.6	12.7
Accretion of debt discount	3.7	3.4
Deferred income taxes	(6.0)	0.2
Stock-based compensation	(2.5)	2.7
Excess tax benefits from stock-based compensation	(2.0)	--
Change in assets and liabilities, net of effects of acquisitions of businesses:
Accounts receivable	(22.9)	(24.1)
Inventories	(4.0)	(12.6)
Accounts payable	3.6	(1.2)
Other current assets and liabilities	(4.6)	(12.0)
Other non-current assets and liabilities	(4.8)	(1.3)
Net cash provided by operating activities	5.5	5.5
Investing activities
Purchases of property, plant and equipment	(17.0)	(13.1)
Payments for capitalized internal-use software	(3.3)	(0.7)
Acquisitions, net of cash acquired	(2.0)	(85.3)
Other	0.2	--
Net cash used in investing activities	(22.1)	(99.1)
Financing activities
Net proceeds from (repayments of) short-term borrowings	8.7	(0.3)
Proceeds from debt	103.5	191.2
Repayments of debt	(91.2)	(96.6)
Other	0.2	0.2
Net cash provided by financing activities	23.0	94.5
Effect of exchange rate changes on cash and cash equivalents	(2.1)	(0.4)
Net increase in cash and cash equivalents	4.3	0.5
Cash and cash equivalents at beginning of period	53.9	30.7
Cash and cash equivalents at end of period	$58.2	$31.2
Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$20.6	$19.9
Income taxes	$12.6	$12.5

EnPro Industries, Inc.

Consolidated Balance Sheets (Unaudited)

As of June 30, 2013 and December 31, 2012
(Stated in Millions of Dollars)

	June 30,	December 31,
	2013	2012
Current assets
Cash and cash equivalents	$58.2	$53.9
Accounts receivable	208.2	187.2
Inventories	133.8	130.8
Other current assets	27.5	22.3
Total current assets	427.7	394.2
Property, plant and equipment	185.7	185.5
Goodwill	216.9	220.4
Other intangible assets	210.4	222.5
Investment in GST	236.9	236.9
Other assets	123.2	111.4
Total assets	$1,400.8	$1,370.9
Current liabilities
Short-term borrowings from GST	$17.9	$10.1
Notes payable to GST	11.2	10.7
Current maturities of long-term debt	152.7	1.0
Accounts payable	86.8	83.9
Accrued expenses	113.3	121.8
Total current liabilities	381.9	227.5
Long-term debt	48.6	184.3
Notes payable to GST	248.1	237.4
Pension liability	102.6	112.7
Other liabilities	63.2	61.9
Total liabilities	844.4	823.8
Temporary equity	19.8	--
Shareholders' equity
Common stock	0.2	0.2
Additional paid-in capital	403.2	425.4
Retained earnings	162.5	145.9
Accumulated other comprehensive loss	(27.9)	(23.0)
Common stock held in treasury, at cost	(1.4)	(1.4)
Total shareholders' equity	536.6	547.1
Total liabilities and shareholders' equity	$1,400.8	$1,370.9

EnPro Industries, Inc.

Segment Information (Unaudited)

For the Quarters and Six Months Ended June 30, 2013 and 2012
(Stated in Millions of Dollars)

Sales
	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Sealing Products	$165.9	$165.1	$312.5	314.6
Engineered Products	95.1	95.1	186.9	195.7
Engine Products and Services	45.0	42.1	94.4	104.1
	306.0	302.3	593.8	614.4
Less intersegment sales	(0.2)	(0.6)	(1.1)	(1.2)
	$305.8	$301.7	$592.7	$613.2

Segment Profit
	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Sealing Products	$27.7	$22.8	$49.0	$45.3
Engineered Products	8.6	6.8	14.4	15.8
Engine Products and Services	6.4	7.8	11.2	19.6
	$42.7	$37.4	$74.6	$80.7

Segment Margin
	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Sealing Products	16.7%	13.8%	15.7%	14.4%
Engineered Products	9.0%	7.2%	7.7%	8.1%
Engine Products and Services	14.2%	18.5%	11.9%	18.8%
	14.0%	12.4%	12.6%	13.2%

Reconciliation of Segment Profit to Net Income
	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Segment profit	$42.7	$37.4	$74.6	$80.7
Corporate expenses	(8.5)	(9.1)	(17.6)	(18.2)
Interest expense, net	(11.0)	(10.8)	(22.0)	(21.4)
Other expense, net	(9.7)	(2.4)	(11.8)	(4.4)
Income before income taxes	13.5	15.1	23.2	36.7
Income tax expense	(5.5)	(4.9)	(6.6)	(12.7)
Net income	$8.0	$10.2	$16.6	$24.0

Segment profit is total segment revenue reduced by operating expenses and restructuring and other costs identifiable with the segment. Corporate expenses include general corporate administrative costs. Expenses not directly attributable to the segments, corporate expenses, net interest expense, gains/losses related to the sale of assets, impairments and income taxes are not included in the computation of segment profit. The accounting policies of the reportable segments are the same as those for the Company.

EnPro Industries, Inc.

Reconciliation of Income Before Selected Items to Net Income (Unaudited)

For the Quarters and Six Months Ended June 30, 2013 and 2012
(Stated in Millions of Dollars, Except Per Share Data)

	Quarters Ended June 30,
	2013		2012
	$	Per share	$	Per share
Income before selected items	$19.5	$0.87	$16.7	0.76
Adjustments (net of tax):
Restructuring costs	(1.3)	(0.06)	(0.4)	(0.02)
Environmental reserve adjustment	(4.0)	(0.18)	(0.3)	(0.01)
Fair value adjustment to acquisition date inventory	--	--	(0.9)	(0.04)
Interest expense and royalties with GST	(4.9)	(0.22)	(4.6)	(0.21)
Other	(0.4)	(0.02)	(0.1)	(0.01)
Tax accrual adjustments	(0.9)	(0.04)	(0.2)	--
Impact	(11.5)	(0.52)	(6.5)	(0.29)
Net income	$8.0	$0.35	$10.2	$0.47

	Six Months Ended June 30,
	2013		2012
	$	Per share	$	Per share
Income before selected items	$32.0	$1.43	$36.2	$1.67
Adjustments (net of tax):
Restructuring costs	(1.8)	(0.08)	(1.3)	(0.06)
Environmental reserve adjustment	(4.0)	(0.18)	(0.3)	(0.01)
Fair value adjustment to acquisition date inventory	--	--	(0.9)	(0.04)
Interest expense and royalties with GST	(9.7)	(0.43)	(9.1)	(0.42)
Other	(0.4)	(0.02)	(0.2)	(0.01)
Tax accrual adjustments	0.5	0.02	(0.4)	(0.02)
Impact	(15.4)	(0.69)	(12.2)	(0.56)
Net income	$16.6	$0.74	$24.0	$1.11

Management of the Company believes that it would be helpful to the readers of the financial statements to understand the impact of certain selected items on the Company's reported net income and earnings per share, including items that may recur from time to time. This presentation enables readers to better compare EnPro Industries, Inc. to other diversified industrial manufacturing companies that do not incur the sporadic impact of restructuring activities or other selected items. Management acknowledges that there are many items that impact a company's reported results and this list is not intended to present all items that may have impacted these results.

The amounts above, which may be considered non-GAAP financial measures, are shown on an after-tax basis and have been calculated by applying the Company's tax rate to the pre-tax amount. The interest expense with GST is included in interest expense, the fair value adjustment to acquisition date inventory is included in cost of sales and the restructuring costs, environmental reserve adjustment and other are included as part of other operating expense and other expense. Per share amounts were calculated by dividing by the weighted-average shares of diluted common stock outstanding during the periods.

EnPro Industries, Inc.

Reconciliation of EBITDA to Segment Profit (Unaudited)

For the Quarters and Six Months Ended June 30, 2013 and 2012
(Stated in Millions of Dollars)

	Quarter Ended June 30, 2013
			Engine
	Sealing	Engineered	Prods. and	Total
	Products	Products	Services	Segments
Earnings before interest, income taxes, depreciation
and amortization (EBITDA)	$35.2	$14.3	$7.4	$56.9
Deduct depreciation and amortization expense	(7.5)	(5.7)	(1.0)	(14.2)
Segment profit	$27.7	$8.6	$6.4	$42.7
EBITDA margin	21.2%	15.0%	16.4%	18.6%

	Quarter Ended June 30, 2012
			Engine
	Sealing	Engineered	Prods. and	Total
	Products	Products	Services	Segments
Earnings before interest, income taxes, depreciation
and amortization (EBITDA)	$30.3	$12.4	$8.5	$51.2
Deduct depreciation and amortization expense	(7.5)	(5.6)	(0.7)	(13.8)
Segment profit	$22.8	$6.8	$7.8	$37.4
EBITDA margin	18.4%	13.0%	20.2%	17.0%

	Six Months Ended June 30, 2013
			Engine
	Sealing	Engineered	Prods. and	Total
	Products	Products	Services	Segments
Earnings before interest, income taxes, depreciation
and amortization (EBITDA)	$64.3	$25.6	$13.0	102.9
Deduct depreciation and amortization expense	(15.3)	(11.2)	(1.8)	(28.3)
Segment profit	$49.0	$14.4	$11.2	$74.6
EBITDA margin	20.6%	13.7%	13.8%	17.4%

	Six Months Ended June 30, 2012
			Engine
	Sealing	Engineered	Prods. and	Total
	Products	Products	Services	Segments
Earnings before interest, income taxes, depreciation
and amortization (EBITDA)	$59.2	$26.7	$21.1	$107.0
Deduct depreciation and amortization expense	(13.9)	(10.9)	(1.5)	(26.3)
Segment profit	$45.3	$15.8	$19.6	$80.7
EBITDA margin	18.8%	13.6%	20.3%	17.4%

For a reconciliation of segment profit to net income, please refer to the Segment Information (Unaudited) schedule.

EnPro Industries, Inc.

Reconciliation of EBITDA to Net Income (Unaudited)

For the Quarters and Six Months Ended June 30, 2013 and 2012
(Stated in Millions of Dollars)

	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Earnings before interest, income taxes, depreciation,
amortization, and other selected items (adjusted EBITDA)	$48.4	$43.0	$84.6	$89.5
Adjustments:
Interest expense, net	(11.0)	(10.8)	(22.0)	(21.4)
Income tax expense	(5.5)	(4.9)	(6.6)	(12.7)
Depreciation and amortization expense	(14.3)	(13.9)	(28.4)	(26.4)
Restructuring costs	(2.0)	(0.7)	(2.9)	(2.0)
Environmental reserve adjustment	(6.3)	(0.5)	(6.3)	(0.5)
Fair value adjustment to acquisition date inventory	--	(1.4)	--	(1.4)
Other	(1.3)	(0.6)	(1.8)	(1.1)
Impact	(40.4)	(32.8)	(68.0)	(65.5)
Net income	$8.0	$10.2	$16.6	$24.0

EnPro Industries, Inc.

Selected Results Reflecting Deconsolidation of GST (Unaudited)

(Stated in Millions of Dollars)

	Quarter Ended		Quarter Ended
	June 30, 2013		June 30, 2012
	EnPro	GST	EnPro	GST
Adjusted net sales *	$299.5	$58.2	$294.2	$56.9
Segment profit/operating profit	$42.7	$16.6	$37.4	$13.4
Adjusted EBITDA	$48.4	$18.3	$43.0	$14.8
Income before selected items	$19.5	$11.3	$16.7	$9.1

	Six Months Ended		Six Months Ended
	June 30, 2013		June 30, 2012
	EnPro	GST	EnPro	GST
Adjusted net sales *	$580.3	$114.7	$601.1	$114.5
Segment profit/operating profit	$74.6	$29.3	$80.7	$25.0
Adjusted EBITDA	$84.6	$32.5	$89.5	$28.0
Income before selected items	$32.0	$19.9	$36.2	$16.4

* Adjusted net sales reflect third party sales only, which differ from the sales reported on the accompanying consolidated statements of operations which include intercompany sales from EnPro to GST .